Exhibit 99.21

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1999
           Series 1999-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      794,776.53
                                                                  --------------
               (b)   Interest                                 $    5,487,611.32
                                                                  --------------
               (c)   Total                                    $    6,282,387.85
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      621,322.69
                                                                  --------------
               (b)   Interest                                 $    4,290,268.88
                                                                  --------------
               (c)   Total                                    $    4,911,591.57
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $      173,453.84
                                                                  --------------
               (b)   Interest                                 $    1,197,342.44
                                                                  --------------
               (c)   Total                                    $    1,370,796.28
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      256,647.29
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    3,956,306.68
                                                                  --------------
               (b)   Interest                                 $       24,411.95
                                                                  --------------
               (c)   Total                                    $    3,980,718.63
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                 --------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  917,405,943.14
                                                                 ---------------

13.      Available Funds:                                     $   10,327,588.74
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                    $          0.00
                                                                   -------------

17.       Compensating Interest Payment:                        $      4,819.67
                                                                   -------------

18.       Total interest payments:                              $  5,319,858.24
                                                                   -------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class       Interest                               Payable         Pay-out Rate
-----       --------       -------------------     -------         ------------
R     $             0.00   $              0.00  $          0.00    %0.000000000
PO    $             0.00   $              0.00  $          0.00    %0.000000000
A1    $       153,408.89   $              0.00  $    153,408.89    %5.950000013
A2    $       228,536.00   $              0.00  $    228,536.00    %6.000000000
A3    $       892,574.07   $              0.00  $    892,574.07    %6.249999980
A4    $       195,842.49   $              0.00  $    195,842.49    %5.682500144
A5    $        97,102.72   $              0.00  $     97,102.72    %2.817500025
A6    $     1,235,804.63   $              0.00  $  1,235,804.63    %6.499999981
A7    $       785,176.14   $              0.00  $    785,176.14    %6.499999981
A8    $       280,686.95   $              0.00  $    280,686.95    %6.499999956
A9    $         5,564.97   $              0.00  $          0.00    %6.500004789
A10   $       102,533.15   $              0.00  $    102,533.15    %6.500000317
A11   $        36,259.17   $              0.00  $     36,259.17    %6.500000598
A12   $         8,706.67   $              0.00  $      8,706.67    %8.000003063
A13   $        98,823.76   $              0.00  $     98,823.76    %5.882500056
A14   $        43,973.00   $              0.00  $     43,973.00    %8.506875056
A15   $             0.00   $              0.00  $          0.00    %0.000000000
A16   $         3,051.21   $              0.00  $          0.00    %6.499994088
A17   $        27,824.83   $              0.00  $          0.00    %6.500000054
A18   $        31,669.04   $              0.00  $     31,669.04    %6.749999467
A19   $        32,841.97   $              0.00  $     32,841.97    %7.000000000
A20   $             0.00   $              0.00  $          0.00    %0.000000000
A21   $        10,292.01   $              0.00  $          0.00    %6.499997347
A22   $       515,883.47   $              0.00  $    515,883.47    %6.500000016
S     $       327,813.71   $              0.00  $    327,813.71    %0.449301650
RL    $             0.00   $              0.00  $          0.00    %0.000000000
M     $        95,039.58   $              0.00  $     95,039.58    %6.500000284
B1    $        38,528.25   $              0.00  $     38,528.25    %6.500000715
B2    $        23,118.03   $              0.00  $     23,118.03    %6.500001066
B3    $        25,685.50   $              0.00  $     25,685.50    %6.500000715
B4    $        10,275.28   $              0.00  $     10,275.28    %6.500001505
B5    $        12,842.75   $              0.00  $     12,842.75    %6.499998439

20.       Principal Distribution Amount:                        $  5,007,730.50
                                                                   -------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class R                  $                 0.00       $          0.00
         Class PO                 $             1,266.25       $          0.00
         Class A1                 $                 0.00       $          0.00
         Class A2                 $                 0.00       $          0.00
         Class A3                 $                 0.00       $          0.00
         Class A4                 $                 0.00       $          0.00
         Class A5                 $                 0.00       $          0.00
         Class A6                 $         2,230,939.93       $          0.00
         Class A7                 $         1,664,159.23       $          0.00
         Class A8                 $           594,908.28       $          0.00
         Class A9                 $                 0.00       $      5,564.97
         Class A10                $                 0.00       $          0.00
         Class A11                $                 0.00       $          0.00
         Class A12                $                 0.00       $          0.00
         Class A13                $           231,441.15       $          0.00
         Class A14                $            71,212.66       $          0.00
         Class A15                $                 0.00       $          0.00
         Class A16                $           170,890.27       $      3,051.21
         Class A17                $                 0.00       $     27,824.83
         Class A18                $                 0.00       $          0.00
         Class A19                $                 0.00       $          0.00
         Class A20                $                 0.00       $          0.00
         Class A21                $            56,963.42       $     10,292.01
         Class A22                $                 0.00       $          0.00
         Class S                  $                 0.00       $          0.00
         Class RL                 $                 0.00       $          0.00
         Class M                  $            15,115.69       $          0.00
         Class B1                 $             6,127.78       $          0.00
         Class B2                 $             3,676.84       $          0.00
         Class B3                 $             4,085.18       $          0.00
         Class B4                 $             1,634.25       $          0.00
         Class B5                 $             2,042.59       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                               $          0.00
                                                                  -------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                               $          0.00
                                                                  -------------

24.      Subordinate Certificate Writedown Amount:             $          0.00
                                                                  -------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $          0.00
                                                                  -------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                 Class                  Certificate Interest
                                                Rates
          Class  A4                  %             5.68250014
          Class  A5                  %             2.81750002
          Class  A13                 %             5.88250006
          Class  A14                 %             8.50687506

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $      196,211.26
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.882316  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.117684
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services